UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 31, 2009

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
(Exact name of registrant as specified in charter)

New Jersey	000-25043	22-1697095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Main Street, Hackensack, New Jersey	07601
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (201) 488-6400

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                Other Events.

On March 31, 2009, First Real Estate Investment Trust (“FREIT”) announced the adoption of a new Share Repurchase Plan (“Plan”) to replace the repurchase plan that expired on March 31, 2009. The Plan will comply with Rules 10b5-1 and 10b-18 of the Securities Exchange Act of 1934 and provides for the repurchase of up to $1,000,000 in value of FREIT’s shares for the period beginning April 14, 2009 through June 30, 2009.  A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.                Financial Statements and Exhibits.

(d)            Exhibits:

Exhibit 99.1:  Press Release dated March 31, 2009 entitled “First Real Estate Investment Trust of New Jersey Announces New Share Repurchase Plan.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Real Estate Investment Trust of New Jersey

By:	/S/ Robert S. Hekemian
Name:	Robert S. Hekemian
Title:	Chairman and Chief Executive Officer

Date:  March 31, 2009

EXHIBIT INDEX

Exhibit 99.1:  Press Release dated March 31, 2009 entitled “First Real Estate Investment Trust of New Jersey Announces New Share Repurchase Plan.”